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                                                                  EXHIBIT 10(b)




                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406

                                  May 19, 1995

PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Frank A. Taucher

       RE: Amendment and Waiver and Consent Under Credit Agreement to Sale of Rehab Systems Company Stock (the "Waiver and Consent")

Dear Frank:

       We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement.

       The Borrowers and Guarantors, the Banks and the Agent hereby desire to consent to certain actions by the Borrowers and Guarantors, waive compliance with certain sections of the Credit Agreement and amend the Credit Agreement, as hereinafter provided;

       The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

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                                   AGREEMENT


        I.    Waivers and Consents.

                     NC Resources, Inc. ("NC") is a newly-formed, wholly-owned
              Subsidiary of NovaCare, and is the record and beneficial owner of all of the issued and outstanding shares of capital stock of Rehab Systems Company ("RSC") and the other Subsidiaries listed on Schedule 1 attached hereto and made a part hereof (the "RSC Subsidiaries"). Pursuant to that certain Stock Purchase Agreement dated February 3, 1995 by and among NovaCare, NC and HealthSouth Corporation ("HealthSouth") (the "Stock Purchase Agreement"), HealthSouth desires to purchase from NC all of the issued and outstanding shares of capital stock of RSC and the RSC Subsidiaries, now currently pledged to the Banks as Pledged Collateral, for a cash purchase price of approximately $215,000,000, subject to certain adjustments (the "Stock Sale"), on the closing date as determined under the Stock Purchase Agreement (the "Stock Purchase Closing Date"). The Banks hereby consent to such Stock Sale and waive compliance with Section 8.02(e)(iv) of the Credit Agreement and consent to the accompanying release of pledged stock of RSC and the RSC Subsidiaries. The Banks hereby agree that, effective as of the Stock Purchase Closing Date, and upon satisfaction of all conditions of effectiveness under this Waiver and Consent, RSC and the RSC Subsidiaries shall cease to be Guarantors under the Loan Documents. The Banks' consent and waiver are subject to the following terms and conditions.

       II.    Amendment to Credit Agreement.

                     NationsBank of North Carolina, N.A. has undergone a name
              change and is now know as Nationsbank, N.A. (Carolinas). Therefore, the parties hereto do hereby modify and amend the Credit Agreement by deleting all references in the Credit Agreement to NATIONSBANK OF NORTH CAROLINA, N.A. and inserting in lieu thereof NATIONSBANK, N.A. (CAROLINAS).

                     National Westminster Bank, N.A. has undergone a name
              change and is now know as NatWest Bank, N.A. Therefore, the parties hereto do hereby modify and amend the Credit Agreement by deleting all references in the Credit Agreement to NATIONAL





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              WESTMINSTER BANK, N.A. and inserting in lieu thereof NATWEST
              BANK, N.A.

       II.    Representations, Covenants, Events of Default

                     The Borrowers and Guarantors hereby represent to  the
              Agent and the Banks that: the representations and warranties contained in Article VI of the Credit Agreement or elsewhere in the Credit Agreement or anywhere in the Loan Documents remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Borrowers and Guarantors have performed and are in compliance with all covenants contained in Article VIII of the Credit Agreement or elsewhere in the Credit Agreement or anywhere in the Loan Documents, all after giving effect to the Stock Sale and this Waiver and Consent; and no Event of Default or Potential Default has occurred and is continuing.

                     It is acknowledged and agreed that the parties are
              entering into this Waiver and Consent to accommodate the time constraints of the Borrowers and Guarantors under the Stock Purchase Agreement. The Borrowers, Guarantors, the Agent and the Banks have discussed the need for the amendment and restatement of the Credit Agreement, and the other Loan Documents and, therefore, in consideration of this Waiver and Consent, the Borrowers and Guarantors hereby covenant and agree with the Agent and the Banks that they will use their best efforts to, within thirty (30) days from the Stock Purchase Closing Date, enter into an amended and restated Credit Agreement, with the Agent and the Banks, including the terms identified in that certain term sheet dated March 21, 1995, and an amendment and restatement of certain Schedules to the Credit Agreement and the other Loan Documents to properly reflect the Stock Sale, which amendment and restatement shall be in form and substance satisfactory to the Agent, the Banks and Buchanan Ingersoll Professional Corporation, counsel to the Agent.

                     The Borrowers and Guarantors hereby covenant to the Agent
              and the Banks that the proceeds received by the Borrowers and Guarantors pursuant to the Stock Sale shall be first used to repay any and all outstanding obligations under the Credit Agreement. Any excess proceeds shall be used by the Borrower and the Guarantors, subject to any restrictions or limitations contained in the Credit Agreement.

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       IV.    Conditions of Effectiveness; Waiver and Consent Effective Date

                     The effectiveness of this Waiver and Consent is expressly
              conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Waiver and Consent duly executed by the Borrowers and Guarantors and the Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Waiver and Consent; (iii) with respect to NC and each other new Guarantor or new Borrower (a "Joining Subsidiary"), documentation as required under Section 11.18 of the Credit Agreement, including without limitation the completion of the following: (1) executing and delivering to the Agent (A) in the case of a Joining Subsidiary which becomes a Borrower, a Revolving Credit Note in the form of Exhibit 1.01(R) payable to each Bank, (B) a joinder to the Credit Agreement in form satisfactory to the Agent, (C) a counterpart signature page to the Guaranty Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01 (G)(1), in the case of a Joining Subsidiary which becomes a Borrower, and Exhibit 1.01(G)(2), in the case of a Joining Subsidiary which becomes a Guarantor, (D) if it owns stock or other ownership interests in any Qualifying Subsidiary, a joinder to the Pledge Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01(P)(4), 1.01(P)(5) or 1.01(P)(6), as applicable, and delivering, as applicable, the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein, (E) a joinder to the Subordination Agreement (Intercompany) executed by certain Loan Parties which is in the form of Exhibit 1.01(S) and (F) a joinder to the Agency Agreement executed by certain Loan Parties appointing NovaCare as agent; (2) delivering to the Agent an opinion of counsel reasonably satisfactory to the Agent regarding such Joining Subsidiary and such joinder; (3) delivering to the Agent certified copies of its organizational documents and other documents as requested by the Agent; and (4) the Loan Party which owns the stock or other ownership interest of the Joining Subsidiary shall execute and deliver to the Agent for the benefit of the Banks a Pledge Agreement in the form of Exhibit 1.01(P)(4), 1.01(P)(5) or 1.01(P)(6), as applicable, and the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit





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              of the Banks therein; (iv) the Agent's receipt of evidence satisfactory to Agent that NovaCare has been released as a guarantor, that NovaCare is not directly or indirectly obligated in any way and that there is no recourse against any assets of NovaCare or any subsidiary of NovaCare with respect to the outstanding indebtedness of (1) West Virginia Rehabilitation Services, Inc. in connection with bonds issued by Wood County, West Virginia in the original principal amount of $9,220,000 and
              (2) American Health Enterprises, Ltd. in connection with bonds issued by Mercer County, West Virginia, in the original principal amount of $9,400,000 on or before June 30, 1995; and (v) the Stock Purchase Closing Date occurring on or before May 19, 1995.

                     This Waiver and Consent shall be dated as of and shall be
              effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section III (the "Waiver and Consent Effective Date"). If the conditions precedent to effectiveness have not been satisfied on or before May 19, 1995, this Waiver and Consent shall be null and void.

       V.     Consent of All Banks

                     Pursuant to Section 11.01(c) of the Credit Agreement, this
              Waiver and Consent will require the written consent of all of the Banks.

       VI.    Full Force and Effect

                     No novation is intended by this Waiver and Consent and
              except as expressly modified and amended by this Waiver and Consent, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect without modification.

       VII.   Costs, Expenses, Disbursements

                     The Borrowers hereby agree to reimburse the Agent and the
              Banks on demand for all costs, expenses and disbursements relating to this Waiver and Consent which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

       VIII.  Counterparts

                     This Waiver and Consent may be executed by different
              parties hereto in any number of separate counterparts, each of which, when





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              so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

       IX.    Governing Law

                     This Waiver and Consent shall be deemed to be a contract
              under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.





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                                        Yours very truly,

                                        NOVACARE, INC. and each of the
                                        Borrowers and Guarantors under the
                                        Credit Agreement



                                        By: /s/ TIMOTHY E. FOSTER
                                           --------------------------
                                           Timothy E. Foster, President of
                                           NovaCare, Inc. and Vice President
                                           of each of the entities listed on
                                           Schedule 6.01(c) other than those
                                           listed below


                                        By: /s/ JOSEPH C. O'NEILL
                                           --------------------------
                                           Joseph C. O'Neill, President of
                                           each of the entities listed above
                                           his name on the signature lines to
                                           the Credit Agreement


                                        By: /s/ ANDREW J. BECK
                                           --------------------------
                                           Andrew J. Beck, Vice President of
                                           Mill River III, Inc., a Delaware
                                           corporation

                                        NovaCare Management Business Trust

                                        By: /s/ WILLIAM J. MCGINNIS
                                           --------------------------
                                           Name: William J. McGinnis
                                           Title: Secretary of NovaCare
                                           Management Services, Inc., a
                                           Delaware corporation and Trustee
                                           of NovaCare Management
                                           Business Trust


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ACKNOWLEDGED AND AGREED TO AS
OF THE 19th DAY OF May, 1995.

PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent

By: /s/ Frank Taucher
   -------------------------------
Title: Vice President
      ----------------------------

CORESTATES BANK, N.A.

By:  /s/ JENNIFER W. LEIBOWITZ
   -------------------------------
Title: COMMERCIAL OFFICER
      ----------------------------

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

By: /s/ JAMES F. YOUNG
   -------------------------------
Title:  AMP
      ----------------------------

MELLON BANK, N.A.

By:  /s/ CAROL PAIGE
   -------------------------------
Title:  VICE PRESIDENT
      ----------------------------

NATIONSBANK, N.A. (CAROLINAS)

By:  /s/ ------
   -------------------------------
Title:  VICE PRESIDENT
      ----------------------------

NATWEST BANK N.A.

By:  /s/ ------
   -------------------------------
Title:  VICE PRESIDENT
      ----------------------------

FLEET BANK OF MASSACHUSETTS, N.A.

By: /s/ AMY E. MILLER - FREDERICKS
   -------------------------------
Title:  VICE PRESIDENT
      ----------------------------


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                                  SCHEDULE 1


1. American Health Enterprises, Ltd. (incorporated in Pennsylvania), qualified in West Virginia (Southern Hills).

2. Arizona Rehabilitation Hospital, Inc. (incorporated in Delaware), qualified in Arizona (Valley of the Sun).

3. NovaCare Bakersfield Regional Rehabilitation Hospital, Inc. (incorporated in Delaware), qualified in California (Bakersfield).

4.     CRH, Inc. (incorporated in Maryland)(corporate shell).

5. NovaCare Easton & Moran Physical Therapy, Inc. (incorporated in California)(outpatient clinics).

6. Medical Rehabilitation Corporation of Maryland (incorporated in Maryland)(Chesapeake).

7. NovaCare Meridian Point Rehabilitation Hospital, Inc. (incorporated in Arizona)(Meridian Point).

8. NovaCare Rehabilitation Hospital of North Texas, Inc. (incorporated in Delaware), qualified in Texas (N. Texas).

9.     NovaCare SMC, Inc. (incorporated in Maryland)(outpatient clinic).

10. Rehab Systems Company (incorporated in Delaware), qualified in Arizona, California, Indiana, Maryland, New Jersey, Nevada, Pennsylvania, Texas, Virginia and West Virginia.

11. Rehab Systems Financial Corporation (incorporated in Delaware)(shell corporation).

12.    Rehab World of West Virginia, Inc. (incorporated in West
       Virginia)(outpatient clinic).

13.    Rehabilitation Corporation of Virginia (incorporated in
       Virginia)(Richmond).

14. Rehabilitation Hospital Corporation of America (incorporated in Delaware), qualified in Pennsylvania.

15. NovaCare Tri-State Regional Rehabilitation Hospital, Inc. (incorporated in Indiana)(Tri-State).





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16.    Tucson Regional Rehabilitation Hospital, Inc. (incorporated in
       Delaware), qualified in Arizona (Rehab Institute of  Tucson).

17. West Virginia Rehabilitation Hospital, Inc. (incorporated in West Virginia) (Mountain View).

18. West Virginia Rehabilitation Services, Inc. (incorporated in Pennsylvania), qualified in West Virginia (Western Hills).

19. East Capital Rehabilitation Corporation (incorporated in Maryland) (Bowie, MD CON)